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Exhibit 10.9 SECURITY AGREEMENT (DEBENTURE), DATED MARCH 30, 1998, DELIVERED BY
             COMTREX SYSTEMS CORPORATION LTD TO BARCLAYS BANK PLC













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                                    Debenture






Insert Company's name as registered

1. COMTREX SYSTEMS CORPORATION LIMITED
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(hereinafter called "the Company") whose registered office is at


UNIT 21
METRO CENTRAL
BALCOMBE ROAD HORLEY

will on demand in writing made to the Company pay or discharge to Barclays Bank PLC (hereinafter called "the Bank") all moneys and liabilities which shall for the time being (and whether on or at any time after such demand) be due owing or incurred to the Bank by the Company whether actually or contingently and whether solely or jointly with any other person and whether as principal or surety and including interest discount commission or other lawful charges and expenses which the Bank may in the course of its business charge in respect of any of the matters aforesaid or for keeping the Company's account and so that interest shall be computed and compounded according to the usual mode of the Bank as well after as before any demand made or judgment obtained hereunder.

2. A demand for payment or any other demand or notice under this Debenture may be made or given by any manager or officer of the Bank or of any branch thereof by letter addressed to the Company and sent by post to or left at the registered office of the Company or its last known place of business and if sent by post shall be deemed to have been made or given at noon on the day following the day the letter was posted.

3. The Company with full title guarantee hereby charges with the payment or discharge of all moneys and liabilities hereby covenanted to be paid or discharged by the Company:-

(a) by way of legal mortgage all the freehold and leasehold property of the Company the title to which is registered at H.M. Land Registry and which is described in the Schedule hereto together with all buildings fixtures (including trade fixtures) and fixed plant and machinery from time to time thereon;

(b) by way of legal mortgage all other freehold and leasehold property of the Company now vested in it (whether or not registered at H.M. Land Registry) together with all buildings fixtures (including trade fixtures) and fixed plant and machinery from time to time thereon;

(c) by way of first fixed charge all future freehold and leasehold property of the Company together with all buildings fixtures (including trade fixtures) and fixed plant and machinery from time to time thereon and all the goodwill and uncalled capital for the time being of the Company;

(d) by way of first fixed charge all book debts and other debts now and from time to time due or owing to the Company;

(e) by way of a first floating charge all other the undertaking and assets of the Company whatsoever and wheresoever both present and future but so that the Company is not to be at liberty to create any mortgage or charge upon and so that no lien shall in any case or in any manner arise on or affect any part of the said premises either in priority to or pari passu with the charge hereby created and further that the Company shall have no power without the consent of the Bank to part with or dispose of any part of such premises except by way of sale in the ordinary course of its business.

Any debentures mortgages or charges hereafter created by the Company (otherwise than in favour of the Bank) shall be expressed to be subject to this Debenture. The Company shall subject to the rights of any prior mortgagee deposit with the Bank and the Bank during the continuance of this security shall be entitled to hold all deeds and documents of title relating to the Company's freehold and leasehold property for the time being and the Company shall on demand in writing made to the Company by the Bank at the cost of the Company execute a valid legal mortgage

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of any freehold and leasehold properties acquired by it after the date hereof and the fixed plant and machinery thereon to secure the payment or discharge to the Bank of the moneys and liabilities hereby secured such legal mortgage to be in such form as the Bank may require.

4. This security shall be a continuing security to the Bank notwithstanding any settlement of account or other matter or thing whatsoever and shall be without prejudice and in addition to any other security whether by way of mortgage equitable charge or otherwise howsoever which the Bank may now or any time hereafter hold on the property of the Company or any part thereof for or in respect of the moneys hereby secured or any of them or any part thereof respectively.

5. During the continuance of this security the Company:-

     (a) shall furnish to the Bank copies of the trading and profit and loss account and audited balance sheet in respect of each financial year of the Company and of every subsidiary thereof forthwith upon the same becoming available and not in any event later than the expiration of three months from the end of such financial year and also from time to time such other financial statements and information respecting the assets and liabilities of the Company as the Bank may reasonably require;

     (b) shall maintain the aggregate value of the Company's book debts (excluding debts owing by any subsidiary of the Company) and cash in hand as appearing in the Company's books and of its stock according to the best estimate that can be formed without it being necessary to take stock for the purpose at a sum to be fixed by the Bank from time to time and whenever required by the Bank obtain from the Managing Director of the Company for the time being or if there shall be no Managing Director then from one of the Directors of the Company and furnish to the Bank a certificate showing the said aggregate value;

     (c) shall pay into the Company's account with the Bank all moneys which it may receive in respect of the book debts and other debts hereby charged and shall not without the prior consent of the Bank in writing purport to charge or assign the same in favour of any other person and shall if called upon to do so by the Bank execute a legal assignment of such book debts and other debts to the Bank;

     (d) shall insure and keep insured with an insurance office or underwriters to be approved by the Bank in writing from time to time and if so required by the Bank in the joint names of the Company and the Bank such of its property as is insurable against loss or damage by fire and such other risks as the Bank may from time to time require to the full replacement value thereof and shall maintain such other insurances as are normally maintained by prudent companies carrying on similar businesses and will duly pay all premiums and other moneys necessary for effecting and keeping up such insurances within one week of the same becoming due and will on demand produce to the Bank the policies of such insurance and the receipts for such payments and if default shall at any time be made by the Company in effecting or keeping up such insurance as aforesaid or in producing any such policy or receipt to the Bank on demand the Bank may take out or renew such insurances in any sum which the Bank may think expedient And all moneys expended by the Bank under this provision shall be deemed to be properly paid by the Bank;

     (e) shall keep all buildings and all plant machinery fixtures fittings and other effects in or upon the same and every part thereof in good repair and in good working order and condition.

6. (a) At any time after the Bank shall have demanded payment of any moneys hereby secured or if a petition shall be presented to the court under section 9 of the Insolvency Act 1986 for the making of an administration order in respect of the Company or if requested by the Company the Bank may appoint by writing any person or persons (whether an officer of the Bank or not) to be a receiver and manager or receivers and managers (hereinafter called "the Receiver" which expression shall where the context so admits include the plural and any substituted receiver and manager or receivers and managers) of all or any part of the property hereby charged.

     (b) Where two or more persons are appointed to be the Receiver any act required or authorised under any enactment this Debenture (including the power of attorney in clause 7 hereof)

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          or otherwise to be done by the Receiver may be done by any one or more of them unless the Bank shall in such appointment specify to the contrary.

     (c) The Bank may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place.

     (d) The Receiver shall be the agent of the Company (which subject to the provisions of the Insolvency Act 1986 shall alone be personally liable for his acts defaults and remuneration) and shall have and be entitled to exercise all powers conferred by the Law of Property Act 1925 in the same way as if the Receiver had been duly appointed thereunder and in particular by way of addition to but without hereby limiting any general powers hereinbefore referred to (and without prejudice to the Bank's power of sale) the Receiver shall have power to do the following things namely:-

           (i) to take possession of collect and get in all or any part of the property hereby charged and for that purpose to take any proceedings in the name of the Company or otherwise as he shall think fit;

          (ii) to carry on or concur in carrying on the business of the Company and to raise money from the Bank or others on the security of any property hereby charged;

         (iii) to sell or concur in selling let or concur in letting and to terminate or to accept surrenders of leases or tenancies of any of the property hereby charged in such manner and generally on such terms and conditions as he shall think fit and to carry any such transactions into effect in the name of and on behalf of the Company;

          (iv) to make any arrangement or compromise which the Bank or he shall think fit;

           (v) to make and effect all repairs improvements and insurances;

          (vi) to appoint managers officers and agents for the aforesaid purposes at such salaries as he may determine;

         (vii) to call up all or any portion of the uncalled capital of the Company;

        (viii) to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he lawfully may or can do.

7. The Company hereby irrevocably appoints the Bank and the Receiver jointly and also severally the Attorney and Attorneys of the Company for the Company and in its name and on its behalf and as its act and deed or otherwise to seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes aforesaid and the Company hereby declares that as and when the security hereby created shall become enforceable the Company will hold all the property hereby charged (subject to the Company's right of redemption). Upon Trust to convey assign or otherwise deal with the same in such manner and to such person as the Bank shall direct and declares that it shall be lawful for the Bank by an instrument under its Common Seal to appoint a new trustee or new trustees of the said property and in particular at any time or times to appoint a new trustee or new trustees thereof in place of the Company as if the Company desired to be discharged from the trust or in place of any trustee or trustees appointed under this power as if he or they were dead.

8. Any moneys received under the powers hereby conferred shall subject to the repayment of any claims having priority to this Debenture be paid or applied in the following order of priority:-

     (a) in satisfaction of all costs charges and expenses properly incurred and payments properly made by the Bank or the Receiver and of the remuneration of the Receiver;

     (b) in or towards satisfaction of the moneys outstanding and secured by this Debenture;

     (c)  as to the surplus (if any) to the person or persons entitled thereto.

9. During the continuance of this security no statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the freehold and leasehold property hereby charged or any part thereof shall be capable of being exercised by the Company without the previous consent in writing of the Bank nor shall section 93 of the

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Law of Property Act 1925 dealing with the consolidation of mortgages apply to this security.

10. Section 103 of the said Act shall not apply to this security but the statutory power of sale shall as between the Bank and a purchaser from the Bank arise on and be exercisable at any time after the execution of this security provided that the Bank shall not exercise the said power of sale until payment of the moneys hereby secured has been demanded or the Receiver has been appointed but this proviso shall not affect a purchaser or put him upon inquiry whether such demand or appointment has been made.

11. All costs charges and expenses incurred hereunder by the Bank and all other moneys paid by the Bank or by the Receiver in perfecting or otherwise in connection with this security or in respect of the property hereby charged including (without prejudice to the generality of the foregoing) all moneys expended by the Bank under clause 5 hereof and all costs of the Bank or of the Receiver of all proceedings for the enforcement of the security hereby constituted or for obtaining payment of the moneys hereby secured or arising out of or in connection with the acts authorised by clause 6 hereof (and so that any taxation of the Banks costs charges and expenses shall be on a full indemnity basis) shall be recoverable from the Company as a debt and may be debited to any account of the Company and shall bear interest accordingly and shall be charged on the premises comprised herein and the charge hereby conferred shall be in addition and without prejudice to any and every other remedy lien or security which the Bank may or but for the said charge would have for the moneys hereby secured or any part thereof.

12. In respect of any freehold or leasehold property hereby charged the title to which is registered at H.M. Land Registry it is hereby certified that the charge created by this Debenture does not contravene any of the provisions of the Memorandum and Articles of Association of the Company.

13. In this Debenture where the context so admits the expression "the Bank" shall include persons deriving title under the Bank and any reference herein to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

IN WITNESS whereof the Company has executed these presents as a deed
this       day of             19

                         The Schedule above referred to

                           Details of registered land.


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County/London Borough             Title No.            Address of Property
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The Common Seal of the Company was hereunto
affixed in pursuance of a Resolution of the Board of Directors in the presence of

____________________________________________ DIRECTOR

___________________________________________ SECRETARY

Company's Registered Number 1367328

Executed and delivered as a deed
by COMTREX SYSTEMS CORPORATION Limited/PLC

____________________________________________ DIRECTOR

___________________________________________ SECRETARY

Company's Registered Number 1367328

The address of the Bank for service is:-
Barclays Bank Inc.
43 High Street
Sutton Surrey SM11DR.

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